SECURITIES AND EXCHANGE COMMISSION
	WASHINGTON, DC  20549

	FORM 8-K

	CURRENT REPORT PURSUANT
	TO SECTION 13 OR 15(d) OF THE
	SECURITIES EXCHANGE ACT OF 1934


	December 18, 2000
	Date of report (Date of earliest event reported)

	AMERICAN PLASTICS & CHEMICALS INC.
	(Exact Name of Registrant as Specified in Its Charter)

	DELAWARE
	(State or Other Jurisdiction of Incorporation)

	06348	95-2461288
	(Commission File Number)	(IRS Employer Identification No.)

	8235 Douglas Avenue, Suite 1020  LB 22,  Dallas, TX  	75225
	(Address of Principal Executive Offices)	(Zip Code)

	214-871-9650
	(Registrant's Telephone Number, Including Area Code)


	(Former Name or Former Address, if Changed Since Last Report)

Item 1.  Changes in Control of Registrant.
	N/A
Item 2.  Acquisition or Disposition of Assets.
	N/A
Item 3.  Bankruptcy or Receivership.
	N/A
Item 4.  Changes in Registrant's Certifying Accountant.
	N/A


Item 5.  Other Events.

APAC TECHNOLOGIES AWARDED RED LIGHT CAMERA CONTRACT


American Plastics & Chemicals Inc., dba APAC Technologies, has executed a contract to provide red light camera systems to the City of Cupertino, CA. The five (5) year contract provides that APAC and its Australian partner, Poltech International Limited, will install and operate not less than two (2) of Poltech's proprietary digital red light camera and software systems in the City. These state-of-the-art systems are capable of automatically detecting and recording red light running offenses and preparing citations that are mailed to the offender. The minimum fine for running a red light in the State of California is $ 271 and APAC will receive a flat service fee for each paid citation issued during the term of the contract. The Cupertino red light cameras are expected to commence operations during the first quarter of 2001.

APAC is the exclusive U.S. and Canadian distributor for digital red light, speed, and toll road enforcement systems developed and manufactured by Poltech. The Cupertino installation is the Company's first in the U.S., however Poltech's digital technology is currently in use throughout Europe, Asia and Australia. M. Edward Stewart, President of APAC, said, "It is appropriate that the first installation of Poltech equipment in the U.S. be in Cupertino. Poltech's patented digital imaging equipment is recognized as being the most technologically advanced of its type in the world and Cupertino sits in the heart of the world's technology capital, the Silicon Valley".

Stewart also said, "The contract with Cupertino is the first of many APAC expects to sign over the next two (2) to three (3) years. The systems we sell are the finest of their type in the world, and we are exclusive distributors for these products in the greatest market in the world. Furthermore, the U.S. market for these products is expected to grow rapidly. No less than 18 states are expected to introduce legislation in their upcoming 2001 legislative sessions that would permit the use of red light and speed camera systems. If most of this legislation passes, and we believe it will, the size of the U.S. market will more than double in less than a year."

APAC is a development stage NASD OTC listed company trading under the symbol "APLC". Poltech is an Australian Stock Exchange listed company (PLL) based in Melbourne, Australia.

For further information, please contact:

M. Edward Stewart, President
APAC Technologies
8235 Douglas Avenue
Suite 1020  LB 22
Dallas, TX  75225
Tel:	(214) 871-9650
Fax:	(214) 871-1910
Email:	apac01@airmail.net




Item 6.  Resignations of Registrant's Directors.
	N/A
Item 7.  Financial Statements and Exhibits.
	N/A
Item 8.  Change in Fiscal Year.
	N/A
Item 9.  Sales of Equity Securities Pursuant to Regulation S.
	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	American Plastics & Chemicals Inc.
	(Registrant)

Date:    December 18, 2000		/ M. Edward Stewart /
						_______________________________
								(Signature)